Exhibit 99.1

OMNIBUS AMENDMENT NO. 7 TO THE SALE AND SERVICING AGREEMENT,

THE INDENTURE AND CLASS A NOTE PURCHASE AGREEMENT

This Omnibus Amendment No. 7 dated September 3, 2008 (this “Amendment”) to the Sale and Servicing Agreement, the Indenture and the Class A Note Purchase Agreement is entered into among AmeriCredit PNP Warehouse Trust, as Issuer, AmeriCredit Funding Corp. IX (“AFC”), as a Seller, AmeriCredit Financial Services, Inc. (“AmeriCredit”), as a Seller and as Servicer, and Wells Fargo Bank, National Association (“Wells Fargo”), as Backup Servicer, Trustee and Trust Collateral Agent, JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), the Class A purchasers that are parties to the Class A Note Purchase Agreement (the “Class A Purchasers”) and the agents that are parties to the Class A Note Purchase Agreement (the “Class A Agents”).

RECITALS

1. The Issuer, AFC, in its capacity as a Seller, AmeriCredit, in its capacity as a Seller and Servicer, and Wells Fargo, in its capacity as Backup Servicer and Trust Collateral Agent, are parties to that certain Sale and Servicing Agreement, dated as of September 5, 2007 (as previously amended by Amendment No. 1 to Sale and Servicing Agreement and to Indenture, dated as of December 13, 2007, Amendment No. 2 to Sale and Servicing Agreement and to Indenture, dated as of January 11, 2008, Amendment No. 3 to Sale and Servicing Agreement and to Indenture, dated as of February 27, 2008, Amendment No. 4 to the Sale and Servicing Agreement, the Indenture, the Class A Note Purchase Agreement and the Class B Note Purchase Agreements, dated as of March 13, 2008, Amendment No. 5 to the Sale and Servicing Agreement, the Indenture and the Class A Note Purchase Agreement, dated as of April 11, 2008, Amendment No. 6 to the Sale and Servicing Agreement, the Indenture, the Master Sale and Contribution Agreement and the Class A Note Purchase Agreement, dated as of May 14, 2008 (the “Prior Amendments”), the “Sale and Servicing Agreement”).

2. The Issuer, Wells Fargo, in its capacity as Trustee and Trust Collateral Agent, and the Administrative Agent are parties to that certain Indenture, dated as of September 5, 2007 (as previously amended by the First Supplemental Indenture, dated as of November 13, 2007, and the applicable Prior Amendments, the “Indenture”).

3. Some of the parties hereto are parties to that certain Class A Note Purchase Agreement dated as of September 5, 2007 (as previously amended by Amendment No. 1 dated as of December 13, 2007, Amendment No. 2 dated as of January 11, 2008 and Amendment No. 3 dated as of February 27, 2008 and the applicable Prior Amendments, the “Class A Note Purchase Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Class A Note Purchase Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Section 1. Amendments to the Sale and Servicing Agreement.

(a) Section 5.5(a) is hereby amended by adding the phrase “or an Early Amortization Event and prior to the Purchase Termination Date” immediately following the phrase “Event of Default” in the first line thereof.

(b) Section 5.5(a)(xvii) is hereby amended and rested in its entirety as follows.

(xvii) [Reserved].

(c) Section 5.5(b) is hereby amended by adding the phrase “or an Early Amortization Event or on and after the Purchase Termination Date” immediately following the phrase “Event of Default” in the second line thereof.

(d) Schedule B is hereby amended by amending and restating clause (30) in its entirety as follows:

(30) [Reserved].

(e) Schedule B is hereby amended by adding the following clause (37) to the end thereof:

(37) Funding of New Originations. Any Receivable that is added to the Trust Estate on or after September 3, 2008 shall be either (i) a Receivable originated by Bay View or Long Beach that has been purchased directly or indirectly by AmeriCredit Financial Services, Inc., pursuant to the termination of a term securitization or (ii) a Receivable originated pursuant to a Third-Party Lender Program or (iii) originated prior to September 3, 2008.

Section 2. Amendments to the Indenture.

(a) Section 5.1(x) is hereby amended and restated in its entirety as follows:

(x) the Prime Receivables Loss Ratio exceeds 4.25%; or

(b) Section 5.1(xi) is hereby amended and restated in its entirety as follows:

(xi) the Near-Prime Receivables Loss Ratio exceeds 9.00%; or

(c) Section 5.1(xxvi) is hereby amended and restated in its entirety as follows:

(xxvi) [Reserved].

(d) The definition of “Class A Borrowing Date Enhancement” set forth in Annex A is hereby amended and restated in its entirety as follows:

“Class A Borrowing Date Enhancement” means as of any Borrowing Date, the sum of (i) 0.1400 multiplied by the aggregate Principal Balance on such date of all Eligible Receivables that are Prime Receivables plus

(ii) 0.4775 multiplied by the aggregate Principal Balance on such date of all Eligible Receivables that are Near-Prime Receivables.

(e) The definition of “Class A Minimum Note Enhancement” set forth in Annex A is hereby amended and restated in its entirety as follows:

“Class A Minimum Note Enhancement” means as of any date of determination, the lesser of (i) the Adjusted Aggregate Principal Balance on such date and (ii) sum of (a) 0.1400, multiplied by the Maximum Aggregate Principal Balance of the Prime Receivables, plus (b) 0.4775, multiplied by the Maximum Aggregate Principal Balance of all Near-Prime Receivables.

(f) The definition of “Prime Receivable” set forth in Annex A is hereby amended and restated in its entirety as follows:

“Prime Receivable” means, a Receivable originated (a) by Bay View or Long Beach or pursuant to a Third-Party Lender Program, in each case, on or prior to April 11, 2008 for which the related Obligor had a Credit Bureau Score equal to or greater than 680 at the time the Receivable was originated, (b) by AmeriCredit or its Affiliates or pursuant to a Third-Party Lender Program which has received a Prime Designation Stamp or (c) by Bay View for which the related Obligor had a Credit Bureau Score equal to or greater than 680 at the time the Receivable was originated.

(g) The definition of “Maximum Aggregate Principal Balance” set forth in Annex A is hereby amended by deleting the date “April 11, 2008” where it appears therein and substituting “prior to the September, 2008 Distribution Date, July 31, 2008 and at all times thereafter August 31, 2008 “ therefor.

(h) The definition of “Near-Prime Servicing Portfolio” set forth in Annex A is hereby amended by deleting the word “Receivable” where is appears in clauses (b) and (c) therein and substituting “receivable” therefor.

(i) The definition of “Third-Party Lender Program” set forth in Annex A is hereby amended by adding the phrase “prior to September 3, 2008” to the end thereof.

(j) Annex A is hereby amended by adding the following definitions in appropriate alphabetical order:

“Early Amortization Events” means any one of the following events as of any date of determination:

(i) the Prime Receivables Loss Ratio is equal to or greater than 3.50%;

(ii) the Near-Prime Receivables Loss Ratio is equal to or greater than 8.50%;

(iii) the Prime Receivables Pool Loss Ratio is equal to or greater than 4.25%;

(iv) the Near-Prime Receivables Pool Loss Ratio is equal to or greater than 9.00%;

(v) the three-month average Prime Receivables Pool Delinquency Ratio is equal to or greater than 1.25%; or

(vi) the three-month average Near-Prime Receivables Pool Delinquency Ratio is equal to or greater than 3.00%.

“Near-Prime Pool Portfolio” means as of any date with respect to receivables that are or were at any time on or after September 3, 2008 “Near Prime Receivables”.

“Near-Prime Receivables Pool Delinquency Ratio” means as of any date of determination, the aggregate Principal Balance of all receivables in the Near-Prime Pool Portfolio (other than Defaulted Receivables and receivables which, if they constituted Receivables, would be Defaulted Receivables) with respect to which more than 10% of a Scheduled Receivable Payment is more than 60 days past due divided by the aggregate Principal Balance of the receivables comprising the Near-Prime Pool Portfolio.

“Near-Prime Receivables Pool Loss Ratio” means, as of any date of determination, 365 times the ratio (expressed as a percentage) computed by dividing “A” by “B,” where “A” equals the aggregate amount of Gross Charge-Offs of Contracts in the Near-Prime Pool Portfolio during the three Collection Periods immediately preceding such date net of all recoveries with respect to any such Contracts (including post-disposition amounts received on previously charged-off Contracts) during such three Collection Periods divided by the average aggregate principal balance of all Contracts in the Near-Prime Pool Portfolio during such three Collection Periods and where “B” equals the actual number of days in such three Collection Periods.

“Prime Pool Portfolio” means as of any date, with respect to any receivables that are or were at any time on or after September 3, 2008 “Prime Receivables”.

“Prime Receivables Pool Delinquency Ratio” means as of any date of determination, the aggregate Principal Balance of all receivables in the Prime Pool Portfolio (other than Defaulted Receivables and receivables which, if they constituted Receivables, would be Defaulted Receivables) with respect to which more than 10% of a Scheduled Receivable Payment is more than 60 days past due divided by the aggregate Principal Balance of the receivables comprising the Prime Pool Portfolio.

“Prime Receivables Pool Loss Ratio” means, as of any date of determination, 365 times the ratio (expressed as a percentage) computed by dividing “A” by “B,” where “A” equals the aggregate amount of Gross Charge-Offs of Contracts in the Prime Pool Portfolio during the three Collection Periods immediately preceding such date net of all recoveries with respect to any such Contracts (including post-disposition amounts received on previously charged-off Contracts) during such three Collection Periods divided by the average aggregate principal balance of all Contracts in the Prime Pool Portfolio during such three Collection Periods and where “B” equals the actual number of days in such three Collection Periods.

(k) Annex A is hereby amended by adding the following language to the end thereof:

With respect to the defined terms “Near-Prime Receivables Delinquency Ratio,” “Near-Prime Receivables Pool Delinquency Ratio,” “Near-Prime Servicing Portfolio,” “Prime Receivables Delinquency Ratio,” “Prime Receivables Pool Delinquency Ratio,” “Prime Receivables Loss Ratio,” “Prime Receivables Pool Loss Ratio,” and “Prime Servicing Portfolio” the definitions of “Principal Balance,” “Scheduled Receivable Payment,” “Gross Charge-Offs” and “Obligor” therein shall be deemed to refer to “Receivables” as if they constituted “receivables”.

Section 3. Amendments to the Class A Note Purchase Agreement.

(a) The definition of “Commitment Termination Date” set forth in Section 1.1 is hereby amended and restated in its entirety as follows:

“Commitment Termination Date” shall mean, with respect to a Committed Purchaser, September 2, 2009, as such date may be extended by such Committed Purchaser from time to time in accordance with subsection 2.2(c) hereof.

(b) Section 1.1 is hereby amended by adding the following definitions in appropriate alphabetical order:

“Accounting Based Consolidation Event” means the consolidation, for financial and/or regulatory accounting purposes, of all or any portion of the assets and liabilities of any CP Conduit that are subject to this Agreement or any other Basic Document with all or any portion of the assets and liabilities of an Impacted Entity. An Accounting Based Consolidation Event shall be deemed to occur on the date any Impacted Entity shall acknowledge in writing that any such consolidation of the assets and liabilities of any CP Conduit shall occur.

“Impacted Entity” means (i) any Committed Purchaser, (ii) any insurance company, bank or other funding entity providing liquidity, credit enhancement or back-up purchase support or facilities to any CP Conduit, (iii) any agent, administrator or manager of any Committed Purchaser, or (iv) any bank holding company in respect of any of the foregoing.

(c) Section 9.4 is hereby amended by adding the following subsection (b) to the end thereof.

(b) Federal Reserve. Notwithstanding any other provision of this Agreement to the contrary, any Class A Purchaser may at any time pledge or grant a security interest in all or any portion of its rights (including, without limitation, any Purchaser Percentage or Commitment as applicable and any rights to payment of principal and interest) under this Agreement to secure obligations of such Class A Purchaser to a Federal Reserve Bank, without notice to or consent of the Seller or the Administrative Agent; provided that no such pledge or grant of a security interest shall release a Class A Purchaser from any of its obligations hereunder, or substitute any such pledgee or grantee for such Class A Purchaser as a party hereto.

(d) The Class A Note Purchase Agreement is hereby amended by adding the following Section 9.18 to the end of Article IX thereof.

Section 9.18 Accounting Based Consolidation Event. (a) If an Accounting Based Consolidation Event shall occur after September 3, 2008, upon demand by the Administrative Agent, the Sellers shall pay to the Administrative Agent, for the benefit of the relevant Impacted Entity, such amounts as such Impacted Entity reasonably determines will compensate or reimburse such Impacted Entity for any resulting (i) fee, expense or increased cost; including without limitation, any internal capital change, charged to, incurred or otherwise suffered by such Impacted Entity or (ii) reduction in the rate of return on such Impacted Entity’s capital or reduction in the amount of any sum received or receivable by such Impacted Entity or (iii) opportunity cost, internal capital charge or other imputed cost determined by such Impacted Entity to be allocable to the Sellers or the transactions contemplated in this Agreement in connection therewith. Amounts under this Section 9.18 may be demanded at any time without regard to the timing of issuance of any financial statement by any Class A Purchaser or by any Impacted Entity; provided, the Administrative Agreement on behalf of such Impacted Entity shall provide a calculation in reasonable detail of the amounts payable to each Impacted Entity pursuant to this Section 9.18 and such calculation shall be binding in the absence of manifest error; provided, further, the amount claimed by an Impacted Entity pursuant to this Section 9.18 shall not exceed with respect to such Impacted Entity for any Fixed Period the product of the pro rata share of Class A Principal Balance related to such Impacted Entity and the Alternative Rate.

(e) Schedule 1 to the Class A Note Purchase Agreement is hereby amended by deleting the existing Schedule 1 in its entirety and replacing it with the Schedule 1 attached to this Amendment.

Section 4. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Sale and Servicing Agreement, the Indenture, Annex A and the Class A Note Purchase Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Sale and Servicing Agreement, the Indenture, Annex A and the Class A Note Purchase Agreement to “hereof”, “herein” or words of similar effect referring to the Sale and Servicing Agreement, the Indenture, Annex A or the Class A Note Purchase Agreement shall be deemed to be references to the Sale and Servicing Agreement, the Indenture, Annex A or the Class A Note Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Sale and Servicing Agreement, the Indenture, Annex A or the Class A Note Purchase Agreement other than as expressly set forth herein.

Section 5. Effectiveness. This Amendment shall become effective as of the date hereof upon (i) receipt by the Trustee of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto and of consent hereto by Noteholders representing the Class A Majority; (ii) receipt by the Administrative Agent of all fees due and payable on the date hereof under the Third Amended and Restated Supplemental Fee Letter and (iii) receipt by the Trustee of an opinion of counsel satisfying the requirements of Section 11.1 of the Sale and Servicing Agreement and Section 9.3 of the Indenture.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, the Indenture, the Sale and Servicing Agreement, the Class A Note Purchase Agreement or Annex A or any provision hereof or thereof.

Section 9. Representations and Warranties. Each of the Issuer, AFC and AmeriCredit, as applicable, represent and warrant that (i) all of their representations and warranties set forth in the Sale and Servicing Agreement, the Indenture and the Class A Note Purchase Agreement are true and accurate in all material respects as though made on and as of the date hereof (except representations and warranties which relate to a specific date, which were true and correct as of such date and (ii) no Servicer Termination Event, Event of Default or Termination Event under either the Sale and Servicing Agreement, the Indenture or the Class A Note Purchase Agreement has occurred and is continuing, and no event that, with the giving of notice or the lapse of time, would constitute any of the foregoing exists or shall result from such amendment.

Section 10. Owner Trustee. Section 11.12 of the Sale and Servicing Agreement, Section 9.16 of the Class A Note Purchase Agreement and Section 12.15 of the Indenture are incorporated herein as if set forth herein.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

AMERICREDIT PNP WAREHOUSE TRUST

By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee on behalf of the Trust

By:
Name:
Title:

AMERICREDIT FUNDING CORP. IX, as a Seller,

By:
Name:
Title:

AMERICREDIT FINANCIAL SERVICES, INC., as Seller and Servicer

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Backup Servicer, Trustee and Trust Collateral Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:	Brian K. Honda
Title:	Vice President

Acknowledged and Agreed:

FALCON ASSET SECURITIZATION COMPANY LLC

JPMORGAN CHASE BANK, N.A., as Agent

By:
Name:	Brian K. Honda
Title:	Vice President

FALCON ASSET SECURITIZATION COMPANY LLC, as CP Conduit

By:	JPMorgan Chase Bank, N.A., its attorney-in-fact

By:
Name:	Brian K. Honda
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as Committed Purchaser

By:
Name:	Brian K. Honda
Title:	Vice President

Acknowledged and Agreed:

JS SILOED TRUST

JPMORGAN CHASE BANK, N.A., as Agent

By:
Name:	Brian K. Honda
Title:	Vice President

JS SILOED TRUST, as CP Conduit

By:	JPMorgan Chase Bank, N.A., its administrative trustee

By:
Name:	Brian K. Honda
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as Committed Purchaser

By:
Name:	Brian K. Honda
Title:	Vice President

Acknowledged and Agreed:

VARIABLE FUNDING CAPITAL COMPANY LLC
By:	Wachovia Capital Markets, LLC, as attorney-in-fact

By:
Name:
Title:

WACHOVIA CAPITAL MARKETS, LLC, as Agent

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Committed Purchaser

By:
Name:
Title:

Acknowledged and Agreed:

THAMES ASSET GLOBAL SECURITIZATION NO. 1, INC.
THE ROYAL BANK OF SCOTLAND PLC, as Agent

By:
Name:
Title:

THAMES ASSET GLOBAL SECURITIZATION NO. 1, INC., as CP Conduit

By:
Name:
Title:

GREENWICH CAPITAL MARKETS, INC., as agent for The Royal Bank of Scotland plc, New York Branch

By:
Name:
Title:

SCHEDULE 1

Schedule of Committed Purchasers and CP Conduits

Name of Purchaser Group	Name of Committed Purchaser	Commitment	Name of CP Conduit	Maximum Purchase Amount
Falcon Purchaser Group	JPMorgan Chase Bank, N.A.	$75,000,000	Falcon Asset Securitization Company LLC	$75,000,000

Siloed Trust Purchaser Group	JPMorgan Chase Bank, N.A.	$75,000,000	JS Siloed Trust	$75,000,000

VFCC Purchaser Group	Wachovia Bank, National Association	$150,000,000	Variable Funding Capital Company LLC	$150,000,000

Thames Purchaser Group	The Royal Bank of Scotland plc	$150,000,000	Thames Asset Global Securitization No. 1, Inc.	$150,000,000

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